Exhibit 99.6

FUDA GROUP (USA) CORP

PRO-FORMA CONSOLIDATED BALANCE SHEETS

AT JUNE 30, 2015

(Unaudited)

	Historical			Pro-Forma
	(a)	(b)	(c)
	Fuda (US)	Marvel and Subsidiary	Fuda (UK)	Adjustments	Notes	Consolidated
Assets
Current Assets
Cash and cash equivalents	$-	$5,420,679	$-			$5,420,679
Accounts receivable, net	-	212,897	-			212,897
Inventory	-	918,011	-			918,011
Prepaid rent	-	27,057	-			27,057
Other receivables	-	-	-			-
Security deposits to suppliers	-	930,680	-			930,680
Total Current Assets	-	7,509,324	-			7,509,324
Land, property and equipment, net	-	52,710,480	-			52,710,480
Total Assets	-	60,219,804	-			60,219,804

Liabilities
Current Liabilities
Accounts payable and accrued expenses	-	3,201,507	-			3,201,507
Taxes payable	-	226	-			226
Due to related parties	-	1,560	-			1,560
Other payables	-	11,615	-			11,615
Trade financing loans	-	-	-			-
Advances from customers		121,698				121,698
Total Current Liabilities	-	3,336,606	-			3,336,606
Total Liabilities	-	3,336,606	-			3,336,606

Commitments & Contingencies	-	-	-			-

Equity
Common stock, at par value	30,200	1,290	16	6,000	(d)	41,200
				(1,290)	(d)
				5,000	(e)
				(16)	(e)
Additional paid-in capital	1,331	9,563,015	76	(6,000)	(d)	9,553,321
				(5,000)	(e)
				1,290	(d)
				16	(e)
				(712)	(f)
				(695)	(g)
				(1,407)	(h)
Discount on common stock	(30,200)					(30,200)
Subscription receivables		(1,290)	(16)			(1,306)

Accumulated earnings (loss)	(1,331)	46,664,144	(76)	1,407	(h)	46,664, 144
Accumulated other comprehensive income	-	656,039	-			656,039
Total Equity	-	56,883,198	-			56,883,198
Total Liabilities and Equity	$-	$60,219,804	$-			$60,219,804

	$-	$-	$-			-

See accompanying notes to financial statements

Notes

(a)	Derived from the unaudited balance sheet of Fuda Group (USA) Corp as of June 30, 2015 included in Form 10-Q filed on August 7, 2015.

(b)	Derived from the unaudited consolidated balance sheet of Marvel Investment Corporation Limited as of June 30, 2015 included in this Form 8-K.

(c)	Derived from the unaudited balance sheet of Fuda Gold (UK) Limited and its Subsidiary as of June 30, 2015 included in this Form 8-K.

(d)	Fuda (US) to issue 62,000,000 shares of its common stock in exchange for 10,000 shares of Marvel.

(e)	Fuda (US) to issue 50,000,000 shares of its common stock in exchange for 10 shares of Fuda (UK).

(f)	Fuda (US)'s Year Ended December 31, 2014 Net Loss

(g)	Fuda (US) and Fuda (UK) Six Months Ended June 30, 2015 Net Loss

(h)	Marvel's Year Ended December 31, 2014 and Six Months Ended June 30, 2015 Net Loss

FUDA GROUP (USA) CORP

PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2015

(Unaudited)

	Historical			Pro-Forma
	(a)	(b)	(c)
	Fuda (US)	Marvel and subsidiary	Fuda (UK)	Adjustments	Notes	Consolidated
Revenues	$-	$20,088,354	$-			$20,088,354
Cost of sales	-	8,050,832	-			8,050,832
Gross margin	-	12,037,522	-			12,037,522

Operating expenses
Selling, general & administrative expenses	619	332,457	76	(695)	(d)	332,457
Total operating expenses	619	332,378	76			332,378

Income (Loss) from operations	(619)	11,705,065	(76)			11,705, 065

Other income (expenses)
Interest income		-	-			-
Interest expense		(1,339)	-			(1,339)
Government rebate		34,544	-			34,544
Total other income (expenses)	-	33,205	-			33,205

Net income (loss) before income taxes	(619)	11,738,270	(76)			11,738,270

Income tax benefit	-	(518)	-			(518)

Net income (loss)	$(619)	$11,737,752	$(76)			$11,737,752

Foreign currency translation adjustment	-	435,327	-			435,327

Comprehensive income (loss)	$(619)	$12,173,079	$(76)			$12,173,079

See accompanying notes to financial statements

Notes

(a)	Derived from the unaudited balance sheet of Fuda Group (USA) Corp for the year ended December 31, 2014 included in Form 10-Q filed on August 7, 2015.

(b)	Derived from the unaudited consolidated balance sheet of Marvel Investment Corporation Limited and its Subsidiary for the year ended December 31, 2014 included in this Form 8-K.

(c)	Fuda Gold (UK) Limited was incorporated on May 2015, no figures during the year ended December 31, 2014.

(d)	Fuda (US) and Fuda (UK) Six Months Ended June 30, 2015 Net Loss